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                      U.S. SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549




                                     FORM 8-K

                                  CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                            Date of Report June 1, 2005
                         (Date of earliest event reported)


                                EACO CORPORATION
               (Exact name of registrant as specified in its charter)


                                 Florida
                 (State or other jurisdiction of incorporation)

             0-14311                                      59-2597349
     (Commission File Number)                  (IRS Employer Identification No.)


             2113 Florida Boulevard, Neptune Beach, FL        32266
              (Address principal executive offices)         (Zip Code)


      Registrant's telephone number, including area code (904) 249-4197


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Item 8.01

On June 1, 2005, the Registrant announced the mailing of an Information Statement to its shareholders regarding the previously announced sale of its sixteen operating restaurants.


Item 9.01.       Financial Statements and Exhibits

                (c)              Exhibits.

                99.1             Press Release dated June 1, 2005.


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EACO Corporation


Date:  June 1, 2005                   By: /s/ Edward B. Alexander
                                          Edward B. Alexander, President/
                                          Chief Operating Officer






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EXHIBIT INDEX

         Exhibit No.

           99.1     Press Release dated June 1, 2005 issued by EACO Corporation.



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Exhibit 99.1
EACO CORPORATION                     NEWS RELEASE
                                     EATERY CONCEPTS
                                     2113 FLORIDA BOULEVARD
                                     NEPTUNE BEACH, FLORIDA 32266
                                     (904) 249-4197
                                     FAX:  (904) 249-1466


                                     FOR IMMEDIATE RELEASE

Contact:
     Stephen Travis
     Director of Finance
     (904) 249-4197

      EACO CORPORATION ANNOUNCES INFORMATION STATEMENT
            FOR SALE OF ONGOING RESTAURANT ASSETS

NEPTUNE BEACH, FLORIDA - EACO Corporation (OTCBB:EACO) announced today the filing of an information statement on Schedule 14C ("Information Statement") relating to the previously announced sale of substantially all of the ongoing restaurant assets of the Company to Banner Buffets LLC, a Delaware limited liability company ("Banner Buffets"). The Information Statement was mailed to all of the Company's shareholders on May 27, 2005.

On February 22, 2005, the Company and Banner Buffets entered into an Asset Purchase Agreement providing for the sale of the Company's operating restaurants to Banner Buffets for an aggregate purchase price of $29,950,000 of which $25,950,000 is payable in cash and $4 million is payable as a promissory note at the closing of the transaction. Closing could occur as early as June 17, 2005 but is still subject to a number of contingencies which are beyond the control of the Company.

Sovereign Investment Company, a company with experience in financing restaurant sales, has entered into an agreement with Banner Buffets that will provide sufficient funding for Banner Buffets to acquire the restaurants. Under the agreement, Sovereign will acquire title to the restaurants and then lease them back to Banner Buffets.

EACO Corporation (formerly known as Family Steak Houses of Florida, Inc.) is a Florida corporation which operates 16 restaurants in the State of Florida under the names of "Ryan's," "Whistle Junction," and "Florida Buffet." As a result of the sale to Banner Buffets, the Company will have conveyed substantially all of its ongoing restaurant assets to Banner Buffets but will retain two restaurant properties as well as two properties which the Company leases and then subleases to others for restaurant operations.

Banner Buffets, LLC, is a Delaware limited liability company, formed to acquire the restaurant operations of the Company and currently has no operations. Following the closing of the transaction, Banner Buffets principal business will be to engage in the operation of the restaurants acquired from the Company.

Safe Harbor Statement

This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section

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21E of the Securities Exchange Act of 1934.  Such statements speak only as of the date of this release, and we will not necessarily provide updates of our projections or other forward-looking statements. Such forward-looking statements involve risks and uncertainties that, if realized, could materially impair the Company's results of operations, business, and financial condition. Such forward-looking statements include the Company's expectations regarding the potential closing of the sale of its operating restaurants. In particular, although the Company believes that its expectations are reasonable, the Company cautions readers that expectations concerning the elimination of contingencies and the closing of the restaurant sale are subject to risks and uncertainties that may be beyond the Company's ability to control. Accordingly, the Company gives no assurances that contingencies will be eliminated or that the restaurant sale will close. This information is qualified in its entirety by cautionary statements and risk factor disclosures contained in the Company's reports filed with the Securities and Exchange Commission, copies of which are available at the website maintained by the SEC at http://www.sec.gov. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

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